UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 31, 2017

GMS INC.

(Exact name of registrant as specified in charter)

Delaware	001-37784	46-2931287
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Crescent Centre Parkway, Suite 800 Tucker, Georgia	30084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 392-4619

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On September 6, 2017, GMS Inc. (the “Company” or “GMS”) issued a press release, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference, announcing the Company’s financial results for the three months ended July 31, 2017.

The information contained in Item 7.01 concerning the presentation to GMS investors is hereby incorporated into this Item 2.02 by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 2.02 of this Current Report on Form 8-K, including Exhibits 99.1 and 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 4.01 Changes in Registrant’s Certifying Accountant.

On August 31, 2017, GMS Inc. (the “Company”) dismissed PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”) effective upon the completion of PricewaterhouseCoopers’ review of the Company’s Quarterly Report on Form 10-Q for the quarter ended July 31, 2017 (the “Form 10-Q”), which was completed on September 6, 2017.  The Audit Committee of the Board of Directors (the “Audit Committee”) of GMS Inc. (the “Company”) approved the change in the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018.

PricewaterhouseCoopers’ reports on the Company’s consolidated financial statements as of and for the fiscal years ended April 30, 2017 and 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended April 30, 2017 and 2016 and the subsequent interim period through August 31, 2017 there have been no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K and related instructions) with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their reports on the consolidated financial statements for such fiscal years. During the fiscal years ended April 30, 2017 and 2016 and any subsequent interim period through August 31, 2017, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that the Company’s internal control over financial reporting was not effective due to the existence of material weaknesses in the Company’s internal control over financial reporting. As disclosed in the Company’s Annual Report on Form 10-K for the fiscal year ended April 30, 2017, the Company had ineffective information technology, or IT, general computer controls and a lack of effective formal accounting policies, procedures, and controls that constituted material weaknesses. Additionally, there were two material weaknesses identified as of April 30, 2016 that are remediated as of April 30, 2017 including an insufficient complement of personnel with a level of U.S. GAAP accounting knowledge commensurate with our financial reporting requirements and a lack of controls over the preparation and review of manual journal entries. These material weaknesses previously resulted in material adjustments to correct the consolidated financial statements of our wholly owned subsidiary, GYP Holdings III Corp., that were issued for fiscal 2013 and 2014 and contributed to certain immaterial revisions of previously issued consolidated financial statements for the fiscal years ended April 30, 2016 and 2015. These weaknesses could result in material misstatements to our annual and interim consolidated financial statements that would not be prevented or detected.  PricewaterhouseCoopers discussed each of these matters with the Audit Committee. The Company has authorized PricewaterhouseCoopers to fully respond to the inquiries of Ernst & Young LLP (“EY”), the successor independent registered public accounting firm, concerning these matters.

The Company provided PricewaterhouseCoopers with a copy of the disclosures it is making in this Current Report on Form 8-K (this “Report”) prior to the time this Report was filed with the SEC. The Company requested that PricewaterhouseCoopers furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of PricewaterhouseCoopers’ letter, dated September 6, 2017, is filed as Exhibit 16.1 hereto.

The Company completed a competitive process to review the appointment of the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018. As a result of this process, on August 31, 2017, the Audit Committee elected to engage EY as the Company’s independent registered public accounting firm for the fiscal year ending April 30, 2018.

During the fiscal years ended April 30, 2017 and 2016 and the subsequent interim period through August 31, 2017, neither the Company nor anyone acting on its behalf has consulted with EY with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that EY concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue or (ii) any matter that was either the subject of a “disagreement” or “reportable event” within the meaning of Item 304(a)(1) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

The slide presentation furnished as Exhibit 99.2 hereto, and incorporated herein by reference, will be presented to certain investors of GMS on September 6, 2017 and may be used by GMS in various other presentations to investors on or after September 6, 2017.

In accordance with General Instruction B.2 of Form 8-K, the information in this Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits:

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers, dated September 6, 2017.
99.1*	Press release, dated September 6, 2017.
99.2*	GMS Inc. presentation to investors.

* Furnished herewith

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter of PricewaterhouseCoopers, dated September 6, 2017.
99.1*	Press release, dated September 6, 2017.
99.2*	GMS Inc. presentation to investors.

* Furnished herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMS INC.

Date: September 6, 2017	By:	/s/ H. Douglas Goforth
		Name:	H. Douglas Goforth
		Title:	Chief Financial Officer